AMENDMENT
                                     to the
                              DISTRIBUTOR AGREEMENT

         Pursuant to the Distributor Agreement, made and entered into as of the 24th day of August, 1999, by and among Columbus Life Insurance Company and Touchstone Securities, Inc. with its affiliated insurance agencies, the parties hereby agree to an amended and restated Schedule A as attached hereto, and to an amended and restated alternate form of Schedule A for use with selected broker-dealers, as attached hereto.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to the Distributor Agreement to be executed in its name and on its behalf by its duly authorized representative. The Amendment shall take effect on May 1, 2005.

COLUMBUS LIFE INSURANCE COMPANY                   TOUCHSTONE SECURITIES, INC.



By:                                               By:
   -----------------------------------------               -----------------------------------
Name:    Mark A. Wilkerson                        Name:    James H. Grifo
Title:   Senior Vice President & Chief                     Title:   President
         Marketing Officer

COLUMBUS LIFE INSURANCE COMPANY                   W & S FINANCIAL GROUP DISTRIBUTORS, INC.


By:                                                        By:
   -----------------------------------------                  --------------------------------
Name:    Lawrence L. Grypp                        Name:    Jill T. McGruder
Title:   President & Chief Executive Officer      Title:   President


                                   SCHEDULE A

                                    STANDARD
                               COMMISSION SCHEDULE

COLUMBUS LIFE VARIABLE UNIVERSAL LIFE (policy series CL 72 9908)

              POLICY YEAR                              % OF PREMIUM                       % OF END OF POLICY YEAR
                                                                                           UNLOANED ACCOUNT VALUE
                Year 1                         90% of target; 3%* of excess                           0%
             Years 2 - 10                                   3%                                      .25%
             Years 11 - 16                                  1%                                      .25%
               Years 17+                                    1%                                        0%

*0% on any amount of first year premium in excess of $500 per $1,000 of Specified Amount


Chargeback Scale:

--------------------------------------------- ---------- --------- ---------- ---------- --------- ---------- ---------
# of completed months in force                0-6        7         8          9          10        11         12+
--------------------------------------------- ---------- --------- ---------- ---------- --------- ---------- ---------
% of commissions recovered                    100%       95%       90%        80%        60%       30%        0%
--------------------------------------------- ---------- --------- ---------- ---------- --------- ---------- ---------

PINNACLE VARIABLE UNIVERSAL LIFE (policy series CL 75 0101)

              POLICY YEAR                              % OF PREMIUM                       % OF END OF POLICY YEAR
                                                                                           UNLOANED ACCOUNT VALUE
                Year 1                          90% of target; 3% of excess                          0%
              Years 2 - 6                       3% of target; 3% of excess                          .20%
             Years 7 - 12                       3% of target; 3% of excess                          .20%
               Years 13+                                    0%                                      .10%

Chargeback Scale:

--------------------------------------------- ---------- --------- ---------- ---------- --------- ---------- ---------
# of completed months in force                0-6        7         8          9          10        11         12+
--------------------------------------------- ---------- --------- ---------- ---------- --------- ---------- ---------
% of commissions recovered                    100%       95%       90%        80%        60%       30%        0%
--------------------------------------------- ---------- --------- ---------- ---------- --------- ---------- ---------

LEGACY VARIABLE UNIVERSAL LIFE (policy series CL 79 0203)

              POLICY YEAR                              % OF PREMIUM                       % OF END OF POLICY YEAR
                                                                                           UNLOANED ACCOUNT VALUE
                Year 1                          90% of target; 3% of excess                          0%
              Years 2 - 6                       3% of target; 3% of excess                          .20%
             Years 7 - 12                       3% of target; 3% of excess                          .20%
               Years 13+                                    0%                                      .10%


Chargeback Scale:

--------------------------------------------- ---------- --------- ---------- ---------- --------- ---------- ---------
# of completed months in force                0-6        7         8          9          10        11         12+
--------------------------------------------- ---------- --------- ---------- ---------- --------- ---------- ---------
% of commissions recovered                    100%       95%       90%        80%        60%       30%        0%
--------------------------------------------- ---------- --------- ---------- ---------- --------- ---------- ---------


PINNACLE II VARIABLE UNIVERSAL LIFE (policy series CL 84 0503)

              POLICY YEAR                              % OF PREMIUM                       % OF END OF POLICY YEAR
                                                                                           UNLOANED ACCOUNT VALUE
                Year 1                          90% of target; 3% of excess                          0%
              Years 2 - 6                       3% of target; 3% of excess                          .20%
             Years 7 - 12                       3% of target; 3% of excess                          .20%
               Years 13+                                    0%                                      .10%


Chargeback Scale:

--------------------------------------------- ---------- --------- ---------- ---------- --------- ---------- ---------
# of completed months in force                0-6        7         8          9          10        11         12+
--------------------------------------------- ---------- --------- ---------- ---------- --------- ---------- ---------
% of commissions recovered                    100%       95%       90%        80%        60%       30%        0%
--------------------------------------------- ---------- --------- ---------- ---------- --------- ---------- ---------

                                   SCHEDULE A

                               COMMISSION SCHEDULE
                                       FOR

             -------------------------------------------------------
                                 [BROKER-DEALER]

COLUMBUS LIFE VARIABLE UNIVERSAL LIFE (policy series CL 72 9908)

              POLICY YEAR                              % OF PREMIUM                       % OF END OF POLICY YEAR
                                                                                           UNLOANED ACCOUNT VALUE
                Year 1                       [105]% of target; [3]% of excess                        0%
             Years 2 - 10                     [3]% of target; [3]% of excess                       [.25]%
             Years 11 - 16                    [1]% of target; [1]% of excess                       [.25]%
               Years 17+                      [1]% of target; [1]% of excess                         0%


Chargeback Scale:

--------------------------------------------- ---------- --------- ---------- ---------- --------- ---------- ---------
# of completed months in force                0-6        7         8          9          10        11         12+
--------------------------------------------- ---------- --------- ---------- ---------- --------- ---------- ---------
% of commissions recovered                    100%       95%       90%        80%        60%       30%        0%
--------------------------------------------- ---------- --------- ---------- ---------- --------- ---------- ---------


PINNACLE VARIABLE UNIVERSAL LIFE (policy series CL 75 0101)

              POLICY YEAR                              % OF PREMIUM                       % OF END OF POLICY YEAR
                                                                                           UNLOANED ACCOUNT VALUE
                Year 1                       [120]% of target; [3]% of excess                        0%
              Years 2 - 6                     [3]% of target; [3]% of excess                       [.20]%
             Years 7 - 12                     [3]% of target; [3]% of excess                       [.20]%
               Years 13+                                    0%                                     [.10]%


Chargeback Scale:

--------------------------------------------- ---------- --------- ---------- ---------- --------- ---------- ---------
# of completed months in force                0-6        7         8          9          10        11         12+
--------------------------------------------- ---------- --------- ---------- ---------- --------- ---------- ---------
% of commissions recovered                    100%       95%       90%        80%        60%       30%        0%
--------------------------------------------- ---------- --------- ---------- ---------- --------- ---------- ---------

LEGACY VARIABLE UNIVERSAL LIFE (policy series CL 79 0203)

              POLICY YEAR                              % OF PREMIUM                       % OF END OF POLICY YEAR
                                                                                           UNLOANED ACCOUNT VALUE
                Year 1                       [120]% of target; [3]% of excess                        0%
              Years 2 - 6                     [3]% of target; [3]% of excess                       [.20]%
             Years 7 - 12                     [3]% of target; [3]% of excess                       [.20]%
               Years 13+                                    0%                                     [.10]%


Chargeback Scale:

--------------------------------------------- ---------- --------- ---------- ---------- --------- ---------- ---------
# of completed months in force                0-6        7         8          9          10        11         12+
--------------------------------------------- ---------- --------- ---------- ---------- --------- ---------- ---------
% of commissions recovered                    100%       95%       90%        80%        60%       30%        0%
--------------------------------------------- ---------- --------- ---------- ---------- --------- ---------- ---------


PINNACLE II VARIABLE UNIVERSAL LIFE (policy series CL 84 0503)

              POLICY YEAR                              % OF PREMIUM                       % OF END OF POLICY YEAR
                                                                                           UNLOANED ACCOUNT VALUE
                Year 1                       [120]% of target; [3]% of excess                        0%
              Years 2 - 6                     [3]% of target; [3]% of excess                       [.20]%
             Years 7 - 12                     [3]% of target; [3]% of excess                       [.20]%
               Years 13+                                    0%                                     [.10]%


Chargeback Scale:

--------------------------------------------- ---------- --------- ---------- ---------- --------- ---------- ---------
# of completed months in force                0-6        7         8          9          10        11         12+
--------------------------------------------- ---------- --------- ---------- ---------- --------- ---------- ---------
% of commissions recovered                    100%       95%       90%        80%        60%       30%        0%
--------------------------------------------- ---------- --------- ---------- ---------- --------- ---------- ---------